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                                                                   EXHIBIT 10.46


                             TERMINATION AGREEMENT

         This Termination Agreement, dated as of October __, 1997, between IPC, Inc., a Delaware corporation (the "Corporation") and Penobscot-MB Partners, a New York general partnership ("Penobscot-MB").

         WHEREAS, the Corporation and Penobscot-MB are parties to that certain Consulting Agreement, dated as of January 1, 1991 (as amended, supplemented or otherwise modified from time to time, the "Consulting Agreement"); and

         WHEREAS, each of the Corporation and Penobscot-MB desires to terminate the Consulting Agreement as provided hereby;

         NOW, THEREFORE, in consideration of the premises hereof, the parties hereto agree as follows:

         1.      Deletion of Section 1 to the Consulting Agreement.

         Section 1 of the Consulting Agreement is hereby deleted in its entirety.

         2.      Amendment to Section 2 of the Consulting Agreement.

         Section 2 of the Consulting Agreement is hereby deleted in its entirety and replaced with the following:

         "As compensation for Penobscot-MB's consulting services rendered pursuant to Section 1 through the date hereof, the Corporation will pay a one-time final termination fee of $500,000.

         3.      Amendment to Section 3 of the Consulting Agreement.

         Section 3 of the Consulting Agreement is hereby amended by (i) adding the words "prior to the date hereof" after the word "Agreement" in the tenth line thereof, and (ii) adding the words "or for any claim made after September 30, 2003" after the word "person" in the fifteenth line thereof.

         4. Definitions. Unless otherwise defined herein, terms defined in the Consulting Agreement shall have such defined meanings when used herein.

         5. Governing Law. This Termination Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made


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and to be performed entirely within the State of New York.

         IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the day and year first above written.

                           IPC, INC.



                           By:
                              ------------------------------------------------
                                 Name:
                                 Title:


                           PENOBSCOT-MB PARTNERS

                           By:   Penobscot Partners, L.P.  its General Partner

                           By: PTJ Merchant Banking Partners, L.P., its General Partner

                           By:   PTJ, Inc. its General Partner



                           By:
                                 ---------------------------------------------
                                 Name:
                                 Title: